LEASE SCHEDULE NO. 1000063259 dated as of October 31, 1997               LEASE
(New Equipment)

Master Lease Agreement dated 10/30/96

Lessor: Banc One Leasing Corporation

Lessee: STB Systems, Inc.

1. GENERAL. This Lease Schedule is signed and delivered under the Master Lease Agreement identified above, as amended from time to time ("Master Lease"), between Lessee and Lessor. Capitalized terms defined in the Master Lease will have the same meanings when used in this Schedule.

2. LEASE; EQUIPMENT DESCRIPTION. Lessor leases to Lessee, and Lessee leases from Lessor, all of the property ("Equipment") described in Schedule A-l attached hereto (and Lessee represents that all Equipment is NEW unless specifically identified as used) on Schedule A-1.

3.   LESSOR'S COST OF EQUIPMENT.

          Equipment Cost to Lessor:  $3,201,726.26
          Set-Up/Filing Fee:         $      375.00
          Miscellaneous:             $        0.00
          Sales Tax:                 $        0.00

          Lessor's Cost (total):     $3,202,101.26


4. LEASE TERM. The Lease Term of this Schedule shall be SIXTY (60) MONTHS and shall commence on NOVEMBER 1,1997 ("Commencement Date").

5. RENT/FEES. There shall be added to each rent or other payment described below all applicable Taxes as in effect from time to time.

(a) As rent for the Equipment during the Lease Term, Lessee shall pay to Lessor MONTHLY rent will each such periodic rent payment being in the amount of $60,775.02. The first rent payment in the Lease Term shall be paid in ARREARS and all subsequent rent payments shall be paid on the same day of each MONTH thereafter.

(b) Lessee shall pay Lessor a Set-Up/Filing Fee of $375.00 which has been included in the above Lessor's Cost of the Equipment.

(c) Security Deposit: $ ZERO On the Acceptance Date, Lessee shall pay Lessor said Security Deposit which shall be held in accordance with paragraph 11 below.

6. RENT ADJUSTMENT. Within 15 days after each scheduled Rent Payment Date in the Lease Term, Lessor shall calculate the Payment Adjustment for such Rent Payment Date (the "Adjustment Date"). With the next scheduled Rent Payment in the Lease Term (or within 15 days after the last scheduled Rent Payment in the Lease Term) (a) if on the Adjustment Date the Adjusted Rate is greater than the Initial Rate, then Lessee shall pay to Lessor the Payment Adjustment, or (b) if on the Adjustment Date the Adjusted Rate is less than the Initial Rate, then Lessor shall pay to

Lessee the Payment Adjustment (which amount may be credited by Lessee toward the Rent Payment then due). For the purposes of this paragraph, the following terms shall have the following meanings:

     (a) "Adjustment Date" shall mean the scheduled Rent Payment Date in the Lease Term for which the Payment Adjustment is being calculated.

     (b) "Adjusted Rate" shall mean LIBOR plus 250 basis points as of the Adjustment Date.

     (c) "Contract Receivable" shall mean the remaining principal outstanding just prior to application of the Rent Payment due on the Adjustment Date, as shown on the books and records of the Lessor.

     (d) "Initial Rate" shall mean 8.1250%.

     (e) "LIBOR" shall mean the one month rate of interest at which deposits in U.S. dollars are offered to major banks in the London Interbank market as published in the Wall Street Journal on the Adjustment Date.

     (f) "Payment Adjustment" shall mean the Rate Differential multiplied by the Contract Receivable.

     (g) "Rate Differential" shall mean the absolute value of the difference between the Initial Rate and the Adjusted Rate.

7. TITLE TO EQUIPMENT; QUIET POSSESSION. Lessee agrees that Lessor is the lawful owner of the Equipment and that good and marketable title to the Equipment shall remain with Lessor at all times. Lessee at its sole expense will protect and defend Lessor's good and marketable title to the Equipment against all claims and demands whatsoever except for Liens created directly by Lessor. Lessee shall have no right, title or interest in any of the Equipment except the right to peacefully and quietly hold and use the Equipment in accordance with the terms of the Lease during the Lease Term unless and until an event of default shall occur.

8. LESSEE'S ASSURANCES. Lessee irrevocably and unconditionally: (a) reaffirms all of the terms and conditions of the Master Lease and agrees that the Master Lease remains in full force and effect; (b) agrees that the Equipment is and will be used at all times solely for commercial purposes, and not for personal, family or household purposes; and (c) incorporates all of the terms and conditions of the Master Lease as if fully set forth in this Schedule.

9. CONDITIONS. No lease of Equipment under this Schedule shall be binding on Lessor, and Lessor have no obligation to purchase the Equipment covered hereby, unless: (a) Lessor has received evidence of all required insurance; (b) in Lessor's sole judgment, there has been no material adverse change in the financial condition or business of Lessee or any guarantor; (c) Lessee has signed and delivered to Lessor this Schedule, which must be satisfactory to Lessor, and Lessor has signed and accepted this Schedule; (d) no change in the Code or any regulation thereunder, which in Lessor's sole judgment would adversely affect the economics to Lessor of the lease transaction, shall have occurred or shall appear to be imminent; (e) Lessor has received, in form and substance satisfactory to Lessor, such other documents and information as Lessor shall reasonably request (including, without limitation, Political Risk Insurance described below in this Schedule); (f) STB DE MEXICO, S.A. DE C. V. shall execute and deliver to Lessor a guaranty which must be satisfactory in form and substance to Lessor (such satisfaction to be evidenced by Lessor's signature thereon) and (g) Lessee has satisfied all other reasonable conditions established by Lessor. Notwithstanding anything to the contrary above in this paragraph, if Lessor executes and delivers the Schedule to Lessee and if Lessor pays all of the suppliers of the Equipment the full Lessor's Cost of the Equipment (the date as of which both of said events shall have occurred will be called the "Funding Date"), then except as otherwise specified in writing by Lessor to Lessee before said Funding Date, all conditions to the Schedule being binding on Lessor will be deemed satisfied.

10. OTHER DOCUMENTS; EXPENSES: Lessee agrees to sign and deliver to Lessor any additional documents deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or in any collateral as to which Lessee has granted Lessor a security interest. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

11. SECURITY DEPOSIT: As collateral for Lessee's obligations under the Lease, Lessee hereby grants to Lessor a security interest in the sums specified in this Schedule as a "Security Deposit". At its option, Lessor may apply all or any part of said Security Deposit to cure any default of Lessee under the Lease. If upon final termination of this Schedule, Lessee has fulfilled all of the terms and conditions hereof, then Lessor shall pay to Lessee upon Lessee's written request any remaining balance of the Security Deposit for this Schedule, without interest.

12. REPRESENTATIONS AND WARRANTIES: Lessee represents and warrants that: (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization; (b) Lessee has full power, authority and legal right to sign, deliver and perform the Master Lease, this Schedule and all related documents and such actions have been duly authorized by all necessary corporate action; and (c) the Master Lease, this Schedule and each related document has been duly signed and delivered by Lessee and each such document constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms, except to the extent enforcement is limited by State and Federal laws regarding bankruptcy, insolvency or debt reorganization or other similar laws of general application or the application of principles of equity.

13. SUBLEASE. Notwithstanding anything to the contrary in the Master Lease, with respect to this Schedule, Lessor consents to the sublease or bailment of the Equipment described in this Schedule by Lessee as sublessor or bailor to STB DE MEXICO, S.A. DE C. V. as sublessee or bailee pursuant to the terms and conditions of a Gratuitous Bailment Agreement and to the location of the Equipment covered by the Schedule in the City of Ciudad Juarez, State of Chihuahua, Mexico; provided, that the Gratuitous Bailment Agreement must be satisfactory in form and substance to Lessor (such satisfaction to be evidenced by Lessor's signature thereon).

14. POLITICAL RISK INSURANCE. As used herein, "Political Risk Insurance" shall mean a policy of insurance issued by National Union Fire Insurance Company of Pittsburgh, PA ("Insurance Company") which insures Lessee and Lessor (or Lessor's assignee) against risks of expropriation or deprivation of the Equipment by the government of the United Mexican States ("Political Loss") as set forth in such policy of insurance. Lessee acknowledges that it has reviewed a copy of the Political Risk Insurance policy.

     (a) With respect to this Schedule, Lessee shall be required to carry Political Risk Insurance as an additional requirement under Section 8 of the Master Lease and Lessee shall pay the premiums for the Political Risk Insurance that Lessor requires hereunder.

     (b) If a Political Loss occurs, such event shall be deemed a Casualty Loss under Section 9 of the Master Lease; provided, that (1) Lessee agrees to continue to pay rent and perform its other obligations under this Schedule and the Master Lease until the earlier of the date that the Insurance Company pays the amounts due under the Political Risk Insurance or the date that Lessor has exhausted its rights and remedies under the Political Risk Insurance; (2) Lessor agrees that it will pursue with reasonable diligence its rights against the Insurance Company under the Political Risk Insurance; and (3) notwithstanding anything to the contrary in Section 9 of the Master Lease as it relates to this Schedule, within thirty (30) days of the earlier of the date that the Insurance Company pays the amounts due under the Political Risk Insurance or the date that Lessor has exhausted its rights and remedies under the Political Risk Insurance, Lessee shall pay to Lessor the Stipulated Loss Value of the Equipment affected by the Political Loss less the aggregate of the amount that the Insurance Company has paid to Lessor under the Political Risk Insurance and the amount that the United Mexican States has paid to Lessor as a result of the Political Loss plus the reasonable expenses incurred by Lessor to collect such amounts from the Insurance Company and the United Mexican States.

15. CANCELLATION OPTION. So long as no event of default has occurred and continues under the Master Lease or any Schedule thereto AND so long as Lessee gives Lessor written notice of its election under this paragraph at least 90 days, but no more than 180 days, prior to the Cancellation Date (as defined below), Lessee may, subject the provisions of this paragraph, elect to cancel this Schedule and return all of the Equipment. Lessee may not cancel the Schedule under the terms of this paragraph UNLESS AND UNTIL all of the following conditions have been satisfied in full on or before the Cancellation Date:

     (a) Lessee shall pay to Lessor on the applicable Cancellation Date a return and remarketing fee equal to the Cancellation Value (as defined below); AND

     (b) Lessee shall return all, but not less than all, of the Equipment to Lessor on the Cancellation Date in full compliance with subsection 23(b) of the Master Lease and with all other return and maintenance requirements of this Schedule.

"Cancellation Value" means the total of the following: (i) all rent, Taxes and all other amounts then due and payable by Lessee under this Schedule and Master Lease to the extent it relates to this Schedule; (ii) an amount equal to FIFTY-SIX PERCENT (56%) of the Lessor's Cost of the Equipment stated above in this Schedule; and (iii) sales and other Taxes due in connection with Lessor's receipt of the above amounts. "Cancellation Date" means the scheduled rent payment date in the 24th MONTH OF THE LEASE TERM.

16.   AMENDMENT OF PURCHASE OPTION AND RETURN OPTION.

      (a) Solely for purposes of this Schedule and its Equipment, Lessor and Lessee agree that if Lessee elects to exercise its option to purchase the Equipment at the end of the Lease Term (which option is described in Section 23(c) of the Master Lease), then, notwithstanding anything to the contrary in this Schedule or the Master Lease, the provisions of Section 23(d) of the Master Lease for determining Fair Market Value for purposes of this purchase option shall not apply and the purchase price of the Equipment at the end of the Lease Term shall be equal to the FIXED PRICE stated below plus all Taxes (excluding income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with such sale plus all accrued and unpaid amounts then due and payable with respect to the Equipment or this Schedule.

          Fixed Price: TEN PERCENT (10%) of the above Lessor's Cost of the Equipment

     (b) Solely for purposes of this Schedule and its Equipment, Lessor and Lessee agree that if Lessee elect to exercise its option to return the Equipment at the end of the Lease Term (which option is described in Section 23(b) of the Master Lease), then Lessee shall return the Equipment in full compliance with
Section 23(b) of the Master Lease and with all other return and maintenance requirements of this Schedule and there shall be a rent adjustment as provided below in this subparagraph (b). The scheduled expiration date of the Lease Term specified in this Schedule will be referred to as the "Termination Date".

     (1) If the Actual Sale Proceeds as determined pursuant to subparagraph (c) of this paragraph are less than the Fixed Price, then (A) Lessor shall retain the Actual Sale Proceeds and (B) Lessee shall pay to Lessor the difference between the Fixed Price and such Actual Sale Proceeds on the Termination Date, PROVIDED, THAT the amount of said deficiency payable by Lessee to Lessor shall not EXCEED NINE PERCENT (9%) of the above Lessor's Cost of the Equipment; or

     (2) If the Actual Sale Proceeds as determined pursuant to subparagraph (c) of this paragraph equal or exceed the Fixed Price, then Lessor shall retain the entire Actual Sale Proceeds.

     (3) In all events, Lessee shall pay all Taxes (excluding income taxes on Lessor's gains on such sale), costs and expenses incurred or paid by Lessor in connection with any such sale plus all accrued and unpaid amounts due and payable with respect to the Equipment or this Schedule up to the date of any such sale.

     (4) If for any reason whatsoever Lessee fails to return the Equipment in full compliance with Section 23(b) of the Master Lease and with all other return and maintenance requirements of this Schedule on or before the Termination Date, then Lessee shall be deemed to have elected to purchase Equipment pursuant to subparagraph (a) of this paragraph.

Unless otherwise expressly agreed by Lessor in writing, during the 90-day period prior to the Termination Date, Lessee shall, and Lessor may, solicit offers to purchase the Equipment from prospective purchasers. Neither Lessee nor third parties affiliated with the Lessee may bid to purchase the Equipment. Lessor may bid to purchase the Equipment.

     (c) If one or more such offers to purchase the Equipment are received under subparagraph (b) of this paragraph, then the Equipment shall be sold by Lessor to the highest bidder within ten (10) days after the Termination Date and the Actual Sale Proceeds shall equal the purchase price actually received by Lessor after deducting all reasonable selling expenses. If no such offers to purchase the Equipment are received or if the Equipment is not sold for any reason, then the Actual Sale Proceeds shall be deemed to be zero and Lessee shall pay the Fixed Price to Lessor pursuant to clause (1) of subparagraph (b) of this paragraph plus all accrued and unpaid amounts due and payable with respect to the Equipment or this Schedule up to the date of any such payment. If Lessor subsequently sells the Equipment, then the purchase price actually received by Lessor, after deducting all reasonable selling expenses, shall be distributed as follows: first, to

Lessor in an amount equal to the Fixed Price less the payment made by Lessee pursuant to clause (1) of subparagraph (b) of this paragraph; second, to Lessee, to the extent of its payment to Lessor pursuant to clause (1) of subparagraph
(b) of this paragraph; and lastly, the remainder to Lessor.

     (d) Lessor shall, upon receipt of the purchase price of the Equipment under this paragraph, convey title to the Equipment to the purchaser by a bill of sale, which transfer shall be "AS-IS, WHERE IS", with all faults, without recourse to Lessor and without any representation or warranty of any kind whatsoever by Lessor, express or implied.

17. TAX BENEFIT. Solely for purposes of this Schedule and its Equipment, it is the intention of the parties that Lessor shall not be entitled to such deductions, credits and other tax benefits as are provided by federal, state, and local income tax law to an owner of the Equipment and Section 10 of the Master Lease is deleted. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE
MASTER LEASE OR THIS SCHEDULE, LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE TAX OR ACCOUNTING TREATMENT OR CONSEQUENCES OF THIS SCHEDULE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18. GOVERNING DOCUMENT. In the event of any conflict between the terms of the Master Lease and the terms of this Schedule as each is amended by its addenda, the terms of this Schedule shall control.

19. SAVINGS CLAUSES. (a) If any court or other judicial authority determines that this Schedule is a loan transaction or a conditional sale transaction, then Lessor and Lessee agree: (1) that the original principal amount financed pursuant to this Schedule is the Lessor's Cost set forth in paragraph 3 of this Schedule; and (2) that Lessee shall pay said principal amount, together with interest at the Initial Rate set forth in paragraph 6 of this Schedule (subject to adjustment as set forth in paragraph 6 of this Schedule), by paying all rentals and other amounts due under the Schedule plus the Fixed Price set forth in paragraph 16 of this Schedule.

     (b) If any court or other judicial authority determines that this Schedule is a loan transaction or a conditional sale transaction, then as collateral security for payment and performance of all Secured Obligations (defined below) and to induce Lessor to extend credit from time to time to Lessee (under the Master Lease or otherwise), Lessee hereby grants to Lessor a first priority security interest in all of Lessee's right, title and interest in the Equipment, whether now existing or hereafter acquired, and in all Proceeds (defined below), and Lessee, at its sole expense, will protect and defend Lessor's first priority security interest in the Equipment against all claims and demands whatsoever. Lessee agrees that Lessor shall have all rights of a secured party under the applicable Uniform Commercial Code. "Secured Obligations" means (1) all payments and other obligations of Lessee under or in connection with this Schedule, and
(2) all payments and other obligations of Lessee (whether now existing or hereafter incurred) under or in connection with the Master Lease and all present and future Lease Schedules thereto, and (3) all other leases, indebtedness, liabilities and/or obligations of any kind (whether now existing or hereafter incurred, absolute or contingent, direct or indirect) of Lessee to Lessor or to any affiliate of either Lessor or BANC ONE CORPORATION. "Proceeds" means all cash and non-cash proceeds of the Equipment including, without limitation, proceeds of insurance, indemnities and/or warranties.

20. PURCHASE ORDERS AND ACCEPTANCE OF EQUIPMENT. Lessee agrees that (i) Lessor has not selected, manufactured, sold or supplied any of the Equipment, (ii) Lessee has selected all of the Equipment and its suppliers, and (iii) Lessee has received a copy of, and approved, the purchase orders or purchase contracts for the Equipment. AS BETWEEN LESSEE AND LESSOR,

LESSEE AGREES THAT: (a) LESSEE HAS RECEIVED, INSPECTED AND APPROVED ALL OF THE EQUIPMENT; (b) ALL EQUIPMENT IS IN GOOD WORKING ORDER AND COMPLIES WITH ALL PURCHASE ORDERS OR CONTRACTS AND ALL APPLICABLE SPECIFICATIONS; (c) LESSEE IRREVOCABLY ACCEPTS ALL EQUIPMENT FOR PURPOSES OF THE LEASE "AS-IS, WHERE-IS" WITH ALL FAULTS; AND (d) LESSEE UNCONDITIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO REVOKE ITS ACCEPTANCE OF THE EQUIPMENT.

LESSEE HAS READ AND UNDERSTOOD ALL OF THE TERMS OF THIS SCHEDULE. LESSEE AGREES THAT THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS WITH LESSOR REGARDING THE EQUIPMENT OR THIS SCHEDULE.

Banc One Leasing Corporation                      STB Systems, Inc.
(Lessor)                                          (Lessee)



By: /s/ Anthony Park                              By: /s/ [ILLEGIBLE]
   --------------------------------                   --------------------------

Title: Funding Authority                          Title:  [ILLEGIBLE]
       ----------------------------                      -----------------------

                                                  Witness: /s/ [ILLEGIBLE]
                                                          ----------------------

Lessor's Acceptance Date: October 31, 1997

                             BANE ONE LEASING CORPORATION

                       SCHEDULE A-1 EQUIPMENT LEASED HEREUNDER

QUANTITY                   DESCRIPTION                                  PAGE  1
----------- -------------------------------------------------------------------
----------- -------------------------------------------------------------------

     *ALL PROPERTY DESCRIBED IN THE INVOICES IDENTIFIED BELOW, WHICH PROPERTY MAY BE GENERALLY DESCRIBED AS MANUFACTURING AND COMPUTER EQUIPMENT."

          LOCATION:   VINCENTE GUERRERO 7470
                      CIUDAD JUAREZ, CHIHUAHUA, MEXICO

          COST:       $3,201,726.26

Vendor                                       Invoice #           Amount
CONVEYOR TECHNOLOGIES                        436                 $36,050.00
GEO. S. THOMPSON CO., INC.                   1026694-04          $20,145.04
CEO. S. THOMPSON CO., INC.                   1026694-05          $38,504.00
GEO. S. THOMPSON CO., INC.                   1026694-01          $5,630.00
GEO. S. THOMPSON CO., INC                    1026694-03          $11,260.00
GEO. S. THOMPSON CO., INC.                   1026694-02          $4,633.37
MPM CORPORATION                              83645               $75,147.38
MPM CORPORATION                              83790               $175,343.87
NICOLET IMAGING SYSTEMS                      97-08502            $66,487.50
NICOLET IMAGING SYSTEMS                      97-08525            $66,487.50
RESEARCH, INC.                               181107              $79,119.00
RESEARCH, INC.                               181545              $79,119.00
RESEARCH, INC.                               181607              $79,119.00
TECHNICAL DEVICES COMPANY                    99333               $88,242.00
CONVEYORS & MATERIALS HANDLING, INC.         C1515               $16,303.75
ELECTROVERT                                  11220411            $71,875.40
ELECTROVERT                                  11222715            $15,975.00

     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS,
     REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000063259 and constitutes a true and accurate description of the equipment.

Lessee:

STB SYSTEMS, INC.
----------------------------------------------------

By: /s/ [ILLEGIBLE]
    ------------------------------------------------

Date: 10/31/97
      ----------------------------------------------

                             BANC ONE LEASING CORPORATION

                       SCHEDULE A-l EQUIPMENT LEASED HEREUNDER

QUANTITY                   DESCRIPTION                                  PAGE 2
----------- -------------------------------------------------------------------
----------- -------------------------------------------------------------------
ELECTROVERT                                  11221017            $7,478.22
ELECTROVERT                                  11219378            $584.23
UNIVERSAL                                    92026243            $386,400.00
UNIVERSAL                                    92026194            $386,400.00
UNIVERSAL                                    92026192            $386,400.00
UNIVERSAL                                    92026193            $386,400.00
UNIVERSAL                                    92026718            $113,316.40
UNIVERSAL                                    92030012            $85,578.40
UNIVERSAL                                    92029529            $100,059.20
UNIVERSAL                                    92031366            $332,442.00
TREK INDUSTRIES                              P070297             $82,156.00
PROCESS CONTROL TECHNOLOGIES, INC.           4402                $5,070.00








     TOGETHER WITH ALL ATTACHMENTS, ADDITIONS, ACCESSIONS, PARTS,
     REPAIRS, IMPROVEMENTS, REPLACEMENTS AND SUBSTITUTIONS THERETO.

This Schedule A-1 is attached to and made a part of Lease Number 1000063259 and constitutes a true and accurate description of the equipment.


Lessee:


STB SYSTEMS, INC.
--------------------------------------------------------

By:     /s/  [ILLEGIBLE]
    ----------------------------------------------------

Date:     10/31/97
      --------------------------------------------------

                                  CORPORATE GUARANTY

                                Dated October 31, 1997

Lessee Name: STB Systems, Inc.

Master Lease Agreement Dated October 30, 1996

Equipment Cost: Up To $8,000,000.00

   1. For valuable consideration, the receipt of which is hereby acknowledged, STB DE MEXICO, S.A. DE C.V. (hereinafter called the "undersigned" or "Guarantor") guarantees to BANC ONE LEASING CORPORATION (hereinafter called "Lessor") the full and prompt performance by the lessee identified above (hereinafter called "Lessee") of all obligations which Lessee now has or may hereafter have to Lessor, including but not limited to obligations under equipment leases and promissory notes executed in connection with anticipated equipment leases (including but not limited to all present and future lease schedules and promissory notes under the Master Lease identified above, with a total original equipment cost to the Lessor of up to the amount of the Equipment Cost set forth above), and unconditionally guarantee the prompt payment when due (whether at scheduled maturity, upon acceleration or otherwise) of any and all sums, indebtedness and liabilities of whatsoever nature, due or to become due, direct or indirect, absolute or contingent, now or hereafter at any time owed or contracted by Lessee to Lessor, and all costs and expenses of and incidental to collection of any of the foregoing, including reasonable attorneys' fees (all of the foregoing hereinafter called "Obligations"). It is the undersigned's express intention that this guaranty in addition to covering all present Obligations of Lessee to Lessor, shall extend to all future Obligations of Lessee to Lessor, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or are reincurred, whether or not such Obligations are related to the Master Lease identified above, whether or not such Obligations exceed the Equipment Cost identified above, and whether or not such Obligations are specifically contemplated by the undersigned, Lessee, and Lessor as of the date hereof.

   2. This is an absolute and unconditional guarantee of payment and not of collection. Lessor shall not be required, as a condition of the liability of the undersigned, to resort to, enforce or exhaust any of its remedies against the Lessee or any other party who may be liable for payment on any Obligation or to resort to, marshall, enforce or exhaust any of its remedies against any leased property or any property given or held as security for this Guaranty or any Obligation.

   3. The undersigned hereby waive and grant to Lessor, without notice to the undersigned and without in any way affecting the liability of the undersigned, the right at any time and from time to time, to extend other and additional credit, leases, loans or financial accommodations to Lessee apart from the Obligations, to deal in any manner as it shall see fit with any Obligation of Lessee to Lessor and with any leased property or security for such Obligation, including, but not limited to, (i) accepting partial payments on account of any Obligation, (ii) granting extensions or renewals of all or any part of any Obligation, (iii) releasing, surrendering, exchanging, dealing with, abstaining from taking, taking, abstaining from perfecting, perfecting, or accepting substitutes for any or all leased property or security which it holds or may hold for any Obligation, (iv) modifying, waiving, supplementing or otherwise changing any of the terms, conditions or provisions contained in any Obligation and (v) the addition or release of any other party or person liable hereon, liable on the Obligations or liable on any other guaranty executed to guarantee any of Lessee's Obligations. The undersigned jointly and severally hereby agree that any and all settlements, compromises, compositions, accounts stated and agreed balances made in good faith between Lessor and Lessee shall be binding upon the undersigned.

   4. Every right, power and discretion herein granted to Lessor shall be for the benefit of the successors or assigns of Lessor and of any transferee or assignee of any Obligation covered by this Guaranty, and in the event any such Obligation shall be transferred or assigned, every reference herein to Lessor shall be construed to mean, as to such Obligation, the transferee or assignee thereof. This Guaranty shall be binding upon each of the undersigned's executors, administrators, heirs, successors and assigns.

   5. This Guaranty shall continue in force for so long as Lessee shall be obligated to Lessor, and thereafter until Lessor shall have actually received written notice of the termination hereof from the undersigned, it being contemplated that Lessee may borrow, lease, repay and subsequently borrow money from or lease property from, or become obligated to, Lessor from time to time, and the undersigned, not having given notice of the termination hereof as herein provided for, shall be deemed to have permitted this Guaranty to remain in full force and effect for the purpose of inducing Lessor to make further leases or loans to Lessee; provided, however, no notice of termination of this Guaranty shall affect in any manner the rights of Lessor arising under this Guaranty with respect to the following: (a) any Obligation incurred by Lessee in connection with the Master Lease identified above with a total equipment cost of no more than the amount of the Total Equipment Cost set forth above, whether such obligation is in the form of a lease or a promissory note; or (b) any Obligation incurred by Lessee prior to receipt by Lessor of written notice of termination or any Obligation incurred after receipt of such written notice pursuant to a written agreement entered into by Lessor prior to receipt of such notice. The undersigned expressly waive notice of the incurring by Lessee of any Obligation to Lessor. The undersigned also waive presentment, demand of payment, protest, notice of dishonor or nonpayment of or nonperformance of any Obligation.

   6. The undersigned hereby waive any claims or rights which they might now have or hereafter acquire against Lessee or any other person primarily or contingently liable on any Obligation of Lessee, which claims or rights arise from the existence or performance of the undersigned's obligations under this Guaranty or any other guaranty or under any instrument or agreement with respect to any leased property or any property constituting collateral or security for this Guaranty or any other guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Lessor or any other creditor which the undersigned now has or hereafter acquires, whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

    7. Lessor's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lessor upon the bankruptcy, insolvency or reorganization of the Lessee, the undersigned, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

    8. The undersigned jointly and severally agree to pay to Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in the enforcement or attempted enforcement of this Guaranty, whether or not suit is filed in connection therewith, or in the exercise by Lessor of any right, privilege, power or remedy conferred by this Guaranty.

    9. The undersigned represent and warrant that they have relied exclusively on their own independent investigation of Lessee, the leased property and the collateral for their decision to guarantee Lessee's Obligations now existing or thereafter arising. The undersigned agree that they have sufficient knowledge of the Lessee, the leased property, and the collateral to make an informed decision about this Guaranty, and that Lessor has no duty or obligation to disclose any information in its possession or control about Lessee, the leased property, and the collateral to the undersigned. The undersigned warrant to Lessor that they have adequate means to obtain from the Lessee on a continuing basis information concerning the financial condition of the Lessee and that they are not relying on Lessor to provide such information either now or in the future.

   10. As long as any indebtedness under any of the Obligations remains unpaid or any credit is available to Lessee under any of the Obligations, the undersigned agree to furnish to Lessor: (a) annual financial statements setting forth the financial condition and results of operation of the undersigned (financial statements shall include balance sheet, income statement, changes in financial position and all notes thereto) within 120 days of the end of each fiscal year of the undersigned; (b) quarterly financial statements setting forth the financial condition and results of operation of the undersigned within 60 days of the end of each of the first three fiscal quarters of the undersigned: and (c) such other financial information as Lessor may from time to time request including, without limitation, financial reports filed by the undersigned with federal or state regulatory agencies.

   11. No postponement or delay on the part of Lessor in the enforcement of any right hereunder shall constitute a waiver of such right. The failure of any person or entity to sign this Guaranty shall not discharge the liability of any of the undersigned.

   12.  GUARANTOR HEREBY EXPRESSLY WAIVES THE BENEFITS ESTABLISHED BY
ARTICLES 2709, 2710 AND 2712 OF THE CIVIL CODE FOR THE STATE OF CHIHUAHUA. LIKEWISE, GUARANTOR EXPRESSLY WAIVES THE BENEFITS ESTABLISHED IN ARTICLES 2738, 2739, 2740, 2742 AND 2743 OF THE CIVIL CODE FOR THE STATE OF CHIHUAHUA, AUTHORIZING LESSOR WITHOUT NOTICE OR DEMAND AND WITHOUT LIABILITY TO THE TERMS OF PARAGRAPHS 1, 2, 3, 4, 5, 6, 7, AND 8 OF THIS GUARANTY.

   13. Any and all amounts required to be paid by the undersigned hereunder shall be paid in lawful money of the United States of America strictly in accordance with the terms and provisions of the Obligations, without set-off or counterclaim and without deduction for and free and clear of any and all taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed with respect to the Obligations or this Guaranty or the proceeds to the holder hereof by the country identified below or any other country or any political subdivision or taxing authority or other agency thereof or therein other than the United States of America or any of its political subdivisions ("Foreign Taxes"). If any Foreign Taxes are required to be deducted or withheld from any amounts payable to Lessor under this Guaranty, such amount payable shall be increased to yield to Lessor (after payment of all Foreign Taxes) the amount specified to be paid hereunder, reduced by the amount of any foreign tax credit actually received and used by Lessor under the income tax laws of the United States resulting from the payment of such Foreign Taxes. Whenever any Foreign Tax is paid by the undersigned on behalf of Lessor, as promptly as possible thereafter the undersigned shall send Lessor an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by Lessor. The obligation of the undersigned hereunder to make payments in lawful money of the United States of America shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than United States Dollars EXCEPT TO THE EXTENT that any such tender or recovery shall comply with mandatory laws of the United Mexican States which provide for payment of obligations in the currency of the United Mexican States; provided, that any such payment in currency of the United Mexican States shall be made at the then current legal exchange rate in the United Mexican States if mandatory laws of the United Mexican States require Lessor to accept such legal exchange rate or, if permitted by the laws of the United Mexican States, at the then current market exchange rate that results in the effective receipt by Lessor of the full amount of United States Dollars expressed to be payable hereunder.

             Undersigned's Country of Organization: United Mexican States

   14. For purposes of this Guaranty and the resolution of disputes hereunder, the parties irrevocably submit and consent to, and waive any objection to, the jurisdiction and venue of the state or federal courts located in Dallas County, Texas it being acknowledged and agreed that the subject matter of the Lease is located in Dallas County, Texas. Venue for the enforcement of any obligations contained herein shall lie in Dallas County, Texas and the parties hereby waive the right to be sued elsewhere. The undesigned further agree that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of its liability.

   15. This Guaranty contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof. This Guaranty is not intended to replace or supersede any other guaranty which the undersigned have entered into or may enter into in the future. The undersigned may enter into additional guaranties in the future which may or may not refer to the Master Lease identified above and such guaranties are not intended to replace or supersede this Guaranty unless specifically provided in that additional guaranty. The interpretation, construction and validity of this guaranty shall be governed by the laws of the State of Ohio in the United States of America.

                        [The next page is the signature page.]

ALL PARTIES TO THIS GUARANTY, INCLUDING GUARANTOR AND LESSOR, WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS GUARANTY.

Undersigned/Guarantor

STB DE MEXICO, S.A. DE C.V.
(Name of Guarantor)


By: /s/ [ILLEGIBLE]
    ---------------------------------

Title:
       ------------------------------

Witness:
         ----------------------------



                                   ACKNOWLEDGED BY:

STB SYSTEMS, INC.                       BANC ONE LEASING CORPORATION
(Lessee)                                (Lessor)

BY:     /s/ [ILLEGIBLE]                 By:    /s/ Anthony Park
    ------------------------------          -----------------------------

Title:  /s/  COO                        Title: Funding Authority
       ---------------------------             --------------------------

                                  SECURITY AGREEMENT

Lessee: STB Systems, Inc.

Master Lease Agreement Dated: 10-30-96

Equipment Cost: $8,000,000.00

     This Agreement is made as of October 31, 1997 by and between Banc One Leasing Corporation ("Banc One Leasing"), with Banc One Leasing's mailing address being at 1111 Polaris Parkway, Suite A3 (OH1-1085), Columbus, Ohio 43240 and Debtor(s) identified below (individually and collectively, the "Debtor").

Debtor means: STB Systems, Inc.

     1. GRANT OF SECURITY INTEREST. For valuable consideration, receipt of which is hereby acknowledged, Debtor grants, pledges and assigns to Banc One Leasing a security interest in all of Debtor's respective right, title and interest, purchase money as appropriate, in and to the property described below, now or hereafter arising or acquired, wherever located, together with any and all additions, accessions, parts, accessories, substitutions and replacements thereof, now or hereafter installed in, affixed to or used in connection with said property, in all products and proceeds thereof, cash and non-cash, including, but not limited to, proceeds of notes, checks, instruments, indemnity proceeds, or any insurance on such and any refund or rebate of premiums on such, and all books, records, ledger cards, files, correspondence, computer program, tapes, disks and related data processing software, owned by Debtor or in which it has an interest that at any time evidences or contains information relating thereto or is otherwise necessary or helpful in the collection thereof or realization thereupon ("Collateral"), to secure the prompt payment and complete performance of the Obligations (as hereinafter defined); provided, however, that the Collateral shall not include any Hazardous Materials (as hereinafter defined), except for any Hazardous Materials (a) which are and/or hereafter will be handled, stored and contained in accordance with all applicable Hazardous Materials Laws (as hereinafter defined) and (b) which either (i) are and/or will be hereafter used or useful in the ordinary course of business of Debtor or (ii) have a resale or salvage value which exceeds the cost of disposing of such Hazardous Materials.

     The Collateral in which this security interest is granted is all of the Debtor's property described in EXHIBIT A attached hereto (and such terms as are used in Exhibit A shall be used in their broadest definitions and shall include, without limitation, the definitions of such terms as are found in the Uniform Commercial Code that governs security interests in any such property).

     2. SECURED OBLIGATIONS. This Agreement secures the full and prompt performance by the lessee identified above (hereinafter called "Lessee") and any Debtor of all obligations which Debtor or Lessee now have or may hereafter have to Banc One Leasing, including, but not limited to, obligations under equipment leases, promissory notes, loan agreements and guaranties executed in connection with equipment leases, promissory notes or loan agreements (including but not limited to all present and future leases, promissory notes and guaranties under the Master Lease Agreement identified above, with a total original equipment cost to Banc One Leasing of up to the amount of the Equipment Cost set forth above), and secures the prompt payment when due (whether at scheduled maturity, upon acceleration or otherwise) of any and all sums, indebtedness, obligations and liabilities of whatsoever nature, due or to become due, direct or indirect, absolute or contingent, now or hereafter at any time owed or contracted by Lessee or Debtor to Banc One Leasing, and all costs and expenses of and incidental to collection of any of the foregoing, including reasonable attorneys' fees (all of the foregoing hereinafter called "Obligations"). It is Debtor's express intention that this Agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Lessee and Debtor to Banc One, shall extend to all future Obligations of Lessee and Debtor to Banc One, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or are reincurred, whether or not such Obligations are related to the above Master Lease Agreement, whether or not such Obligations exceed the Equipment Cost identified above, and whether or not such Obligations are specifically contemplated by Debtor and Banc One as of the date hereof. The absence of any reference to this Agreement in any documents, instruments or agreements evidencing or relating to any Obligations secured hereby shall not limit or be construed to limit the scope of this Agreement.

     3. LOCATION(S) OF COLLATERAL. The Collateral will be kept at the location(s) set forth in EXHIBIT B attached hereto ("Location").

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants, covenants and agrees as follows:

     (a) Debtor is and will continue to be (or, with respect to after acquired property, will be when acquired), the legal and beneficial owner of the Collateral free and clear of any lien, security interest, mortgage, charge or encumbrance except for the security interest created by this Agreement and/or any other prior security agreement delivered by Debtor to Banc One Leasing and any Permitted Lien approved by Banc One Leasing's signature on EXHIBIT C attached hereto ("Permitted Liens"). Except as previously disclosed to Banc One Leasing in writing on Exhibit C as to Permitted Liens, no effective Uniform Commercial Code ("UCC") financing statement or other instrument covering all or any part of the Collateral is on file in any recording office, except those in favor of Banc One Leasing;

     (b) Debtor will join with Banc One Leasing in executing such financing statements, security agreements or other instruments in form satisfactory to Banc One Leasing upon Banc One Leasing's request and, in the event for any reason the law of any jurisdiction becomes or is applicable to the Collateral or any part thereof, or to any Obligation owed to Banc One Leasing, Debtor agrees to execute and deliver all such instruments and to do all of such other things as may be reasonably necessary or appropriate to preserve, protect and enforce the security interest and lien of Banc One Leasing under the law of such jurisdiction to the extent such security interest would be protected under that jurisdiction's UCC and will pay all expenses of filing and releasing same in all public offices wherever filing is deemed necessary or desired by Banc One Leasing;

     (c) The Collateral will not be attached or affixed to real estate in such a manner that it would become a fixture thereto or an accession to other goods without prior disclosure, notification to and approval by Banc One Leasing in addition to the execution of an owner/mortgagee/landlord release/waiver in favor of Banc One Leasing;

     (d) Debtor at its sole expense shall keep each item of Collateral insured against all risks of loss or damage from every cause whatsoever for an amount not less than the greater of the full replacement value or the original cost of acquiring such item of Collateral. Debtor at its sole expense shall carry public liability and property damage insurance in amounts satisfactory to Banc One Leasing protecting Debtor and Banc One Leasing from liabilities for injuries to persons and damage to property of others relating in any way to the Collateral. Debtor at its sole expense shall carry environmental risk insurance should any of the collateral include Hazardous Materials. All insurers shall be reasonably satisfactory to Banc One
Leasing. Debtor shall deliver to Banc One Leasing satisfactory evidence of such coverage. Proceeds of any insurance covering damage or loss of the Collateral shall be payable to Banc One Leasing as loss payee and shall, at Banc One Leasing's option, be applied toward (a) the replacement, restoration or repair of the Collateral, or (b) payment of the obligations of Debtor under the Obligations. Proceeds of any public liability or property insurance shall be payable first to Banc One Leasing as additional insured to the extent of its liability, then to Debtor. Debtor hereby appoints Banc One Leasing as Debtor's attorney-in-fact with full power and authority in the place of Debtor and in the name of Debtor or Banc One Leasing to make claim for, receive payment of, and sign and endorse all documents, checks or drafts for loss or damage under any such policy. Each insurance policy will require that the insurer give Banc One Leasing at least 30 days prior written notice of any cancellation of such policy and will require that Banc One Leasing's interests be continued insured regardless of any act, error, omission, neglect or misrepresentation of Debtor. The insurance maintained by Debtor shall be primary without any right of contribution from insurance which may be maintained by Banc One Leasing. If Debtor does not keep the Collateral insured as required herein and/or fails to supply Banc One Leasing with evidence of that insurance, Banc One Leasing shall have the right, in its sole discretion, to obtain insurance in amounts sufficient to fully protect its interest, without notifying Debtor. Debtor agrees that Banc One Leasing shall have the right, in its sole discretion, to determine the manner in which Debtor shall reimburse Banc One Leasing for the premium for such insurance, including but not limited to (a) requiring Debtor to immediately reimburse Banc One Leasing for the premium and other costs it incurs or (b) adding that amount directly to the principal balance of any of the Obligations. Debtor will pay interest on any amount added to the principal balance at the highest rate set forth in any of such Obligation(s);

     (e) Debtor will pay promptly when due all taxes, assessments and governmental charges upon or against Debtor, the Collateral or the property or operations of Debtor, in each case before same becomes delinquent and before penalties accrue thereon, unless and to the extent that same are being contested in good faith by appropriate proceedings. At its option, Banc One Leasing may discharge taxes, liens or security interests or other encumbrances at any time placed on the Collateral and may pay for maintenance and preservation of the Collateral, all at Debtor's expense;

     (f) Debtor agrees it will, at its sole expense: (a) repair and maintain the Collateral in good condition and working order and supply and install all replacement parts or other devices when required to so maintain the Collateral or when required by applicable law or regulation, which parts or devices shall automatically become part of the Collateral; (b) use and operate the Collateral in a careful manner in the normal course of its business and only for the purposes for which it was designed in accordance with the manufacturer's warranty requirements, and comply with all laws and regulations relating to the Collateral, and obtain all permits or licenses necessary to install, use or operate the Collateral; and (c) make no alterations, additions, subtractions, upgrades or improvements to the Collateral without Banc One Leasing's prior written consent, but any such alterations, additions, upgrades or improvements shall automatically become part of the Collateral. The Collateral will not be used or located outside of the United States.

     (g) Debtor will, in the event of appropriation or taking of all or any part of the Collateral, give Banc One Leasing prompt written notice thereof. Banc One Leasing shall be entitled to receive directly, and Debtor shall promptly pay over to Banc One Leasing, any awards or other amounts payable with respect to such condemnation, requisition or other taking and in its sole discretion may apply the proceeds as it deems best without regard to whether an Event of Default has or has not occurred;

     (h) At least thirty (30) days prior to the occurrence of the event, Debtor will deliver to Banc One Leasing written notice of any addition change in Debtor's name, identity or legal structure;

     (i) Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or an interest therein;

     (j) Debtor will from time to time execute and deliver to Banc One Leasing such lists, descriptions and designations of Collateral as Banc One Leasing may require to identify the nature, extent and location of the Collateral;

     (k) Debtor is in material compliance with all Federal, State and local laws, statutes, ordinances, regulations, rulings and interpretations relating to industrial hygiene, public health or safety, environmental conditions, the protection of the environment, the release, discharge, emission or disposal to air, water, land or ground water, the withdrawal or use of ground water or the use, handling, disposal, treatment, storage or management of or exposure to Hazardous Materials ("Hazardous Materials Laws"), the violation of which would have a material effect on its business, its financial condition or the Collateral. The term "Hazardous Materials" means any flammable materials, explosives, radioactive materials, pollutants, toxic substances, hazardous water, hazardous materials, hazardous substances, polychlorinated biphenyls, asbestos, urea formaldehyde, petroleum (including its derivatives, by-products or other hydrocarbons) or related materials or other controlled, prohibited or regulated substances or materials, including, without limitation, any substances defined or listed as or included in the definition of "hazardous substance", "hazardous wastes", "hazardous materials", "pollutants" or "toxic substances" under any Hazardous Materials Laws. Debtor has not received any written or oral communication or notice from any judicial or governmental entity nor is it aware of any investigation by any agency for any violation of any Hazardous Materials Law;

     (i) All representations, warranties, covenants and agreements set forth herein and all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, shall be at the time same is furnished, accurate, correct and complete in all material respects as of the date hereof, on the date upon which Debtor acquires any of the Collateral or any rights therein not presently acquired or existing and shall continue until the Obligations are paid in full.

     5. APPOINTMENT OF ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints Banc One Leasing or its designee as Debtor's attorney in fact, with full authority in the place instead of Debtor, from time to time in Banc One Leasing's discretion prior to, upon, during, and after an Event of Default, to take any action and to execute any instrument which Banc One Leasing may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation, (a) to perfect and continue to perfect the security interests created by this Agreement; (b) to ask, demand, collect or sue for, recover, compound, receive and give acquittance in receipts for any monies due or become due under or in respect for any Collateral; (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with the Collateral; and (d) to file any claims or take any action or institute any proceeding which Banc One Leasing may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Banc One Leasing in the Collateral.

     6. EVENTS OF DEFAULT. The following events shall be "Events of Default under this Agreement: (a) default by Debtor in performance of any covenant or agreement herein; (b) any warranty, representation or statement made or furnished to Banc One Leasing by or on behalf of Debtor in connection with this Agreement or to induce Banc One Leasing to make a loan or extend other credit to Debtor, proving to have been false in any material respect when made or furnished; (c) default by Debtor or any other obligor in performance of any covenant or agreement contained in any Obligation; (d) default by Debtor of any other obligor in performance of any covenant or agreement contained in any letter or agreement executed in conjunction with any Obligation; (e) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor or any guarantor or surety for Debtor; (f) any uninsured loss, theft, damage or destruction of the Collateral; (g) the making of any levy, seizure or attachment of any Collateral; (h) refusal to surrender the Collateral as herein above provided; or (i) if Banc One Leasing shall for any reason deem itself insecure as to the prospect of payment of any Obligation.

     7.  RIGHTS UPON DEFAULT.  If any Event of Default shall occur, then:

     (a) Banc One Leasing may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this Agreement and any or all of the Obligations in default;

     (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Banc One Leasing, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Banc One Leasing in the same form as received by Debtor (duly endorsed by Debtor to Banc One Leasing, if required). Any and all such payments so received by Banc One Leasing (whether from Debtor or otherwise) may, in the sole discretion of Banc One Leasing, be held by Banc One Leasing, or then or at any time thereafter be applied in whole or in part by Banc One Leasing against, all or any part of the Obligations in such order as Banc One Leasing may elect;

     (c) Banc One Leasing shall have the rights and remedies of a secured party under this Agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the UCC as adopted in the state where Banc One Leasing's principal office is located or other applicable laws. Without limiting the generality of the foregoing, Banc One Leasing shall have the right to take possession of the Collateral in full or in part and for that purpose Banc One Leasing may enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom;

     (d) Without demand of performance or other demand, advertisement or notice of any kind (except the notice(s) specified below regarding the time and place of public sale or disposition or time after which a private sale or disposition is to occur) to Debtor, any Obligor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), Banc One Leasing may forthwith collect, receive, appropriate and realize upon the Collateral, in full or in any part thereof, may abandon, not claim or not take possession of any Collateral, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale(s) at any of Banc One Leasing's offices or elsewhere at such price(s) as Banc One Leasing may determine, for cash or on credit or for future delivery without assumption of any credit risk. Banc One Leasing shall have the right upon any public sale(s), and, to the extent permitted by law, upon any such private sale(s), to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Debtor;

     (e) Debtor, at Banc One Leasing's request, will assemble the Collateral and it available to Banc Leasing at such place(s) as Banc One Leasing may reasonably select, whether at Debtor's place(s) of business and/or the Location of Collateral or elsewhere. Debtor further agrees to allow Banc One Leasing to use or occupy Debtor's place(s) of business and/or Location of Collateral, without charge, for the purpose of effecting Banc One Leasing's remedies in respect to the Collateral;

     (f) Banc One Leasing shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Banc One Leasing hereunder, including attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as Banc One Leasing may elect, and only after or applying over such net proceeds and after the payment by Banc One Leasing of any other amount required by any provision of law, need Banc One Leasing account for the surplus, if any, to Debtor;

     (g) To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Banc One Leasing arising out of the repossession, retention, sale or disposition of the Collateral;

     (h) Debtor agrees that Banc One Leasing need not give more than ten (10) calendar days' notice, addressed to Debtor at Debtor's mailing address set forth above, of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters; and

     (i) Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Banc One Leasing is entitled.

     8. PROCESSING OF COLLATERAL AFTER AN EVENT OF DEFAULT. Debtor hereby agrees that Banc One Leasing or its designee may do whatever Banc One Leasing in its sole discretion deems to be commercially reasonable to prepare any Collateral for disposition and to dispose of any Collateral, including without limitation operating any of Debtor's manufacturing or other processes relating to the Collateral and using patents, copyrights, trademarks, trade names, trade secrets, rights under manufacturer's warranties, and the like relating to or affecting such processes or the Collateral and disposition thereof, and that Debtor shall not do anything which would restrict Banc One Leasing's right so to act. Banc One Leasing may transfer Collateral into its name or that of a nominee and receive the dividends, royalties or income thereof. Banc One Leasing shall have no duty as to the collection or protection of the Collateral or any income therefrom, nor as the preservation of rights against prior parties, not as to the preservation of any right pertaining thereto.

     9. CONSTRUCTION OF RIGHTS AND REMEDIES AND WAIVER OF NOTICE AND CONSENT. Unless otherwise expressly provided herein, (a) any right or remedy of Banc One Leasing may be pursued without notice to or further consent of Debtor, both of which Debtor hereby expressly waives; (b) each right or remedy is distinct from but cumulative to each other right or remedy and may be exercised independently of concurrently with, or successively to any other right and remedy; (c) no extension(s) of time and/or modification(s) of amortization of any Obligation shall release the liability of or bar the availability of any right or remedy against Debtor, and Banc One Leasing shall not be required to commence proceedings against Debtor or to extend time for payment or otherwise to modify amortization of any Obligation; and
(d) Banc One Leasing has the right to proceed at its election against any or all of the Collateral, against all such property together or against any items thereof from time to time, and not action against any item(s) of property shall bar subsequent actions against any other item(s) of property.

     10. EXTENSIONS AND COMPROMISES. With respect to any Collateral or any Obligation, Debtor assents to all extensions or postponements to the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the release of any party primarily or secondarily liable, to the acceptance of partial payment thereof or to the settlement or compromise thereof, all in such matter and such time or times as Banc One Leasing may deem advisable. No forbearance in exercising any right or remedy on any one or more occasions shall operate as a waiver thereof on any future occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

     11. INDEMNITY AND EXPENSES. (a) Debtor agrees to indemnify Banc One Leasing from any and all claims, losses and liabilities growing out of or resulting from this Agreement; (b) Debtor will upon demand pay or reimburse Banc One Leasing, as the case may be, the amount of any and all expenses, including fees and disbursements of counsel, experts and agents, which Banc One Leasing may incur in connection with, (i) the administration of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collections from, or other realization upon any Collateral; (iii) the exercise or enforcement of any of the rights of Banc One Leasing hereunder; or (iv) the failure by Debtor to perform or observe any of the provisions hereof. Upon Debtor's failure to promptly pay any said amount, Banc One Leasing may add said amount to the principal amount owed on any Obligation and charge interest on the same at the rate of interest as set forth in said Obligation; (c) Debtor shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Banc One Leasing from any and all claims, orders, demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court cost, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of (i) any release, discharge, deposit, dump, spill, leak or placement of any Hazardous Material into or on any Collateral or property owned, leased, rented or used by Debtor (the "Property") at any time; (ii) any contamination of the soil or ground water of the Property or damage to the environment and natural resources of the Property or the result of actions whether arising under any Hazardous Materials Law, or common law; or (iii) any toxic, explosive or otherwise dangerous Hazardous Materials which have been buried beneath or concealed with the Property. The indemnities set forth in this paragraph shall survive termination of this Agreement and shall be effective for the full dollar amount of any said cost, expense, etc., regardless of the actual dollar amount of any Obligation(s).

     12. MISCELLANEOUS. (a) Any notice, statement, request, demand, consent, or other document required to be given hereunder (any of which may be referred to as "notice") by either party shall be in writing and shall be delivered personally or by certified or registered mail, postage prepaid, return receipt requested, to the last known address of said party. When personally delivered, any notice shall be deemed given when actually received. Except as otherwise provided herein, a notice shall be deemed given when mailed. Any mailed notice given pursuant to this section shall be deemed reasonable and shall be effective, regardless of whether actually received; The annual financial statements required by Section 17(a) of the Master Lease shall be audited by certified public accountants reasonably acceptable to Lessor;(b) this Agreement shall be construed and interpreted under the laws of the state of Ohio; (c) this Agreement shall be binding upon Debtor, Debtor's personal representatives, heirs, successors and assigns, as the case may be, and shall be binding upon the inure to the benefit of Banc One Leasing and its successors and assigns. Debtor cannot assign this Agreement;
(d) this Agreement may be amended, but only by a written amendment signed by Banc One Leasing and Debtor; (e) if any provisions of this Agreement or the application of any provision to any party or circumstance shall, to any extent, be adjudged invalid or unenforceable, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Agreement shall not be affected thereby; (f) the headings contained in this Agreement have been inserted for convenience of reference only and are not to be used to interpreting this Agreement; (g) where appropriate, the number of all words in this Agreement shall be both singular and plural and the gender of all pronouns shall be masculine, feminine, neuter, or any combination thereof; (h) a carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement and may be filed as such whenever necessary or desirable, in Banc One Leasing's opinion, to perfect the security interest granted by this Agreement; (i) Banc

One Leasing may correct patent errors herein, may fill in any blank spaces herein and may date this Agreement; (j) if more than one signer executes this instrument, the word "Debtor" as used herein shall be deemed to include all such signers, and all of the warranties, representations, covenants and obligations hereof shall be joint and several of and for all such signers;
(k) this Agreement shall take effect when signed by Debtor, and (l) time is of the essence of all requirements of Debtor hereunder.

ALL PARTIES TO THIS AGREEMENT, INCLUDING DEBTOR AND BANC ONE LEASING, IRREVOCABLY CONSENT TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN FRANKLIN COUNTY, OHIO, AND WAIVE ALL RIGHTS TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS AGREEMENT.

STB Systems, Inc.
(Debtor)


By: /s/ [ILLEGIBLE]
   --------------------------------

Title: COO
      ------------------------------

Witness: /s/ Craig [ILLEGIBLE]
        ----------------------------

Address:
        ----------------------------

        ----------------------------

Accepted and Agreed to:

Banc One Leasing Corporation

By: /s/ Anthony Park
   --------------------------------

Title: Funding Authority
      ------------------------------

                                      EXHIBIT A

                              Description of Collateral

All of the property of STB Systems, Inc. ("Debtor") described below, now or at any time hereafter owned or acquired by Debtor, wherever located, whether in possession of Debtor, warehousemen, bailees or any other person and whether located on Debtor's premises or elsewhere and all replacements, substitutions, attachments, accessions and additions to any such property of Debtor (collectively, "Collateral"), together with whatever is received or receivable when any of the Collateral is or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, (a) all cash and non-cash proceeds and products of any of the foregoing, including all monies and deposit accounts, and (b) all accounts, chattel paper, instruments, general intangibles and rights to payment of every kind now or at any time hereafter arising out of any such sale, lease, collection, exchange or other disposition of any of the foregoing.

     All equipment, tools, machinery, furnishings, furniture, and other goods and fixtures (and all manufacturer's manuals and maintenance books and records relating to any of the foregoing) and all improvements, replacements, substitutions, attachments, accessions and additions thereto.

                                      EXHIBIT B

                          Permitted Locations of Collateral

1651 NORTH GLENVILLE
SUITE 210
RICHARDSON, TX 75081

ONE CYPRESSWOOD BLDG.
9950 CYPRESSWOOD DR.
HOUSTON, TX

1800 N. GLENVILLE
SUITE 136,100 AND 102
RICHARDSON, TX 75081

1580 VALLEY RIVER DR.
SUITE 250
EUGENE, OREGON 94701

50 WALTER JONES BLVD., UNIT 111
EL PASO, TEXAS 78758

22098 RUTLAND DRIVE #11O
AUSTIN, TX 78758

1400 CAVALIER
CHESAPEAKE, VA 23323

1900 E. 4TH STREET
SIOUX CITY, IA 51101

                                      EXHIBIT C

                                   Permitted Liens

     Permitted Liens shall include only the security interests identified as the 28 UCC financing statements described on Attachment #1 (consisting of 6 pages of a Capital Commerce Reporter, Inc. UCC lien search with an order date of October 28, 1997), said Attachment #1 being attached hereto and made a part hereof;

     provided, that the security interest in favor of SANWA BUSINESS CREDIT CORPORATION, Chicago, IL, identified by UCC filing # 236811 dated December 16, 1993, as such UCC filing relates to the Collateral described in the Security Agreement ("Banc One Security Agreement") to which this Exhibit C is attached, must be released or subordinated within 60 days of the date of the Banc One Security Agreement.




Permitted Liens Approved Only if Signed by Banc One Leasing:

Banc One Leasing Corporation

By: /s/ Anthony Park
   -------------------------------

Title: Funding Authority
      ----------------------------